                                                                   EXHIBIT 10.25

CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR PORTIONS OF THIS DOCUMENT MARKED "*"
          AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SEC.

                                   AGREEMENT


                                    BETWEEN


                     AIRCRAFT INSTRUMENT & RADIO CO., INC.


                                      AND


                             FRONTIER AIRLINES INC.


                               IN RESPECT OF THE



                       LEASE OF AIRCRAFT TECHNICAL SPARES



December 11, 1995







   AIRCRAFT COMPONENT LEASE AGREEMENT made this 11th day of December, 1995

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

between AIRCRAFT INSTRUMENT & RADIO CO., INC. (the "Lessor") of 1853 s. Eisenhower Ct., Wichita, Kansas U.S.A. and FRONTIER AIRLINES INC. (the "Lessee") at 12015 E. 46TH Avenue, Denver, Colorado U.S.A.

WHEREAS the Lessor agrees to lease the aircraft technical spares as specified in Appendix A hereof (hereinafter referred to as "Spares") to the Lessee and the Lessee agrees to avail of and pay for the Spares on the terms and conditions hereinafter contained.



IT IS HEREBY AGREED AS FOLLOWS:


1    NATURE OF THE LEASE
     -------------------


     1.1 The Lessor will lease the Spares to the Lessee. The Lessor will deliver the Spares to the Lessee FOB the Lessor's facility at 1853 S. Eisenhower Court, Wichita, KS, U.S.A.

          The Spares will be tagged "new", "serviceable" or "overhauled condition", indicating their condition, upon delivery to the Lessee.


2.   OBLIGATIONS OF THE LESSEE
     -------------------------

     In addition to the obligations elsewhere contained in this Agreement the Lessee will:

     2.1 Provide or arrange for, at its own cost and expense, suitable storage accommodation for the Spares.

     2.2 Give access to the Lessor, and its representatives, from time to time, for the purpose of auditing and inspecting the Spares. Date and times of such audits to be agreed between the parties.

     2.3 Upon termination of the lease of the Spares, such Spares will be returned immediately to the Lessor's facility at 1853 S. Eisenhower Ct., Wichita, Kansas, U.S.A., at the expense of the Lessee.


3.   CHARGES AND PAYMENTS
     --------------------

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR PORTIONS OF THIS DOCUMENT MARKED WITH
        "*" AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SEC.


     3.1 The Lessor will charge USD * per month (2.2% of total spares value), for the spares listed in Appendix A.


     3.2 The Lessee will pay the Lessor one (1) months payment of USD * in advance, followed by fifty-nine (59) equal monthly payments of USD *. Payments will be made by standing order.

     3.3 Late payments by the Lessee shall be subject to a late fee at the rate of 2% per day, of the total monthly lease amount.

     3.4 Upon termination of the Lease of the Spares, Lessee will be responsible and charged for any recertification repair costs, to return them to Lessor in the same, or better condition as indicated in Appendix A, with matching vendor tags.

     3.5 The Lessee shall pay all costs, charges, fees, and expenses in connection with the use, possession and operation of the spares, including maintenance, insurance, state and local taxes (except for taxes based on the net income of the Lessor), and risk of loss or other casualty.


4.   FORCE MAJEURE
     -------------

     4.1 Neither party will be liable to the other party for failure to meet its obligations hereunder due to acts of God or the public enemy, civil wars, insurrections or riots, floods, explosions, earthquakes or serious accidents, epidemics or quarantine restrictions, any act of government, governmental priorities, allocation regulations or orders affecting material, facilities or completed aircraft, strikes, labor troubles causing cessation, slow-down or interruption of work, inability after due and timely diligence to procure materials accessories, equipment or parts or to obtain any necessary governmental permission or approval or any other cause to the extent it is beyond the reasonable control of either party.

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

5.   REPRESENTATIONS AND WARRANTIES OF THE LESSOR
     --------------------------------------------

     5.1 The Lessor warrants it holds title to the Spares and Spares are free of all liens, charges, claims and encumbrances of any kind whatsoever.

     5.2 The Spares will be tagged "new". serviceable" or "overhaul condition", indicating their condition, upon delivery to Lessee.


6.   INDEMNITIES AND LIABILITIES
     ---------------------------

     6.1 The Lessee will not be liable for any loss of or damage to property, including the Spares, caused by the negligence and/or willful misconduct of the Lessor.

     6.2 The Lessee holds the Lessor harmless from any and all claims, demands, suits, judgments or causes of action including costs and expenses incident thereto for or an account of injury to or death of the Lessee's personnel arising directly out of the performance of this Agreement unless caused by the negligence and/or willful misconduct of the Lessor.


7.   INSURANCE
     ---------

     7.1 The Lessee shall at its expense, maintain in force, or cause to be maintained in force, with reputable and substantial insurers All Risks insurance in respect of the leased spares in an amount not less than $2,000,000.USD.

     7.2 The Lessee shall provide Lessor with a copy of the applicable Certificate of Insurance showing Aircraft Instrument & Radio Co., Inc., as additional Loss Payee.

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

8.   LEASE TERM AND RENEWAL
     ----------------------

     8.1 The effective date of this Agreement is the 11th day of December, 1995, and unless otherwise terminated as provided herein (Default), will continue in full force and effect for a minimum period of five years.

     8.2  Lessee may extend the term of Agreement with respect to spares for two
          (2) consecutive one (1), or two (2) year terms. Lessee shall give Lessor 120 days written notice of Lessee's intent to renew the Agreement prior to the expiration of the original Agreement term, or renew al terms, as appropriate. The monthly rental for each renewal term shall be at fair market value.

     8.3 Upon termination of Agreement, Lessee shall have the option to purchase the spares listed in Appendix "A" of this Agreement at 50% of the spares fair market value.

9.   DEFAULT
     -------

     9.1 The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

          9.1.1  Lessee fails to pay monthly rent or other charges when due;

          9.1.2 Lessee fails to comply with any other material term, condition or provision of this Agreement and fails to cure such non-compliance within five (5) days of the receipt of such non-compliance from Lessor;

          9.1.3 Lessee becomes insolvent or ceases to do business as a going concern;

          9.1.4 Lessee makes an assignment for the benefit of creditors or a petition for bankruptcy, reorganization, or receivership is filed by or against Lessee; or,

          9.1.5 Lessor has grounds for insecurity with respect to the performance by Lessee of its obligations under this Agreement and Lessee fails, after a demand for adequate assurances from Lessor, to provide such assurance within ten (10) days after the date of Lessor's demand therefor.

                                          Aircraft Instruments & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

      9.6 Upon the occurrence of an "Event of Default", in addition to any rights Lessor may have to collect damages at law or equity, Lessor shall have the right to:

            9.2.1 terminate this lease without affecting rent monies, or other charges due under this Agreement;

            9.2.2 take possession of the leased spares, wherever located, without demand or notice and without any court order or other judicial process or law; and,

            9.2.3 take whatever other action or pursue any other remedy Lessor is permitted under applicable law.


10.   ASSIGNMENT AND LAW
      ------------------

      10.1 This Agreement will inure to the benefit of and will be binding upon each of the parties hereto. It may not be assigned wholly or in part by either party without the prior written consent of the other party.

      10.2 Irrespective of where executed, this Agreement will be governed and construed in accordance with the laws of the State of Kansas, U.S.A., without regard to its conflict of laws rules. Lessee hereby voluntarily submits itself to the non-exclusive jurisdiction of the state and federal courts situated in Sedgwick County, Kansas for any dispute arising hereunder.

      10.3 The Lessee shall conform to all applicable Federal, State, County and Municipal laws, ordinances, codes, priority requirements, and rules and regulations with respect to performance under this lease agreement.

      10.4 The Lessor shall be permitted to file one (1) or more UCC-1 financing statements as he deems appropriate, or necessary in order to secure his interest in the leased spares in accordance with the Uniform Commercial Code. Lessee agrees to cooperate with Lessor in this regard by, among other things, signing any UCC-1 financing statement(s) that Lessor decides to file.

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

11.  NOTICES AND REQUESTS
     --------------------

     11.1 All notices and requests in connection with this Agreement will be given in English and in writing and save as otherwise provided herein may be given by registered mail, SITA or facsimile and addressed as follows:

           FRONTIER AIRLINES INC.
           12015 E. 46th Avenue       SITA:    HDQF9RP
           Denver, Colorado U.S.A.    Fax:     303.371.7007

           AIRCRAFT INSTRUMENT & RADIO CO., INC.
           1853 S Eisenhower Ct.      Telex:   417497
           Wichita                    SITA:    ICTIRXD
           Kansas                     Fax:     316.945.8014
           U.S.A.

           or to such other address as the party to receive the notice or request will designate by notice to the other.

     11.2 All notices given by registered mail will be deemed to be received on the expiration of seventy two hours after the posting of such letter containing the same. All notices given in the other ways herein before provided will be deemed to be received simultaneously upon completion of transmission.

12.  MISCELLANEOUS
     -------------

     12.1  PURCHASE OF ADDITIONAL ROTABLE 737-300 SPARES: At pre-determined
           ---------------------------------------------
           intervals, any rotable 737-300 spares purchased by Lessor to the Lessee at fair market value, can become subject to the lease Agreement (by a sale/leaseback amendment), subject to verification of condition, paperwork, etc. Required spares other than 737-300 may also be added, subject to Lessor approval.

     12.2  CONFIDENTIALITY:  The terms of this Agreement will be treated
           ---------------
           confidentially by Lessee and not disclosed to any third party without Lessor's consent.

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.

     12.3  ATTORNEY'S FEES: Lessor shall be entitled to recover from Lessee, and
           ---------------
           Lessee agrees to pay, all costs of suit and attorney's fees incurred by Lessor in the event that Lessor initiates an action, by way of claim or counterclaim, for the collection of payments due Lessor from Lessee under this Agreement, or for repossession of leased spares.



Signed on behalf of:               Signed on behalf of:
AIRCRAFT INSTRUMENT                FRONTIER AIRLINES INC.
 & RADIO CO., INC.

By:____________________________    By:_____________________________

     MARTIN POTASH                 ________________________________
     President                                Printed Name

                                   Title:__________________________

                                           Aircraft Instrument & Radio Co., Inc.
                    Aircraft Component Lease Agreement - Addendum / Appendix "A"
                                             Prepared for Frontier Airlines Inc.



                                  APPENDIX "A"

                       AGREEMENT/LEASE COMPONENT LISTING



SPARES TOTAL VALUE:  $ 1,600,000.USD

MONTHLY LEASE RATE:  2.2%



 QTY    PART NUMBER   DESCRIPTION  CONDITION  OUTRIGHT PRICE EA.
-----  -------------  -----------  ---------  ------------------

  2      10-631045-1    EXCITER       OHC             $  *
  1    10031-0000-01   INDICATOR     SERV             $  *
  1         107492-2   REGULATOR      OHC             $  *
  1          124-837   INDICATOR      OHC             $  *
  1        162BL804A   INDICATOR      OHC             $  *
  1     168925-05-01      FMC      OEM SERV           $  *
  2         172625-6     VALVE        OHC             $  *
  1           182936   OXY PRES       OHC             $  *
  1       1FA14012-6   ACTUATOR       OHC             $  *
  1    20-035008-300    MODULE        OHC             $  *
  1    20041-0000-03    OIL QTY       OHC             $  *
  1    20043-0000-01     XMTR         OHC             $  *
  1        2061-14-1   INDICATOR      OHC             $  *
  1        2083-11-1   MACH ASI       OHC             $  *
  1         2-792-02    BATTERY       OHC             $  *
  1        2120-54-1   INDICATOR      OHC             $  *
  1       315A1803-2   ACTUATOR       OHC             $  *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.


APPENDIX "A" - AGREEMENT/LEASE COMPONENT LISTING CONT.



 QTY     PART NUMBER    DESCRIPTION  CONDITION  OUTRIGHT PRICE EA.
-----  ---------------  -----------  ---------  ------------------

  1          3214552-5     VALVE        OHC             $  *
  1          3289562-4     VALVE        OHC             $  *
  1          3289630-2     VALVE        OHC             $  *
  2          3505716-5    STARTER       NEW             $  *
  1             371380     PUMP         OHC             $  *
  1        3810056-106    MODULE     OEM SERV           $  *
  4            40176-7    BATTERY       OHC             $  *
  1        4051600-914      FCC      OEM SERV           $  *
  1          418-20044     XMTR         OHC             $  *
  1             522782   INDICATOR      OHC             $  *
  1    568-1-26713-005     PUMP         OHC             $  *
  1             569670     MOTOR        OHC             $  *
  1         607400-1-1   SELECTOR       OHC             $  *
  1        65-44760-15   ACTUATOR       OHC             $  *
  1        65-52807-39   ACCY UNIT      OHC             $  *
  1        65-52813-16   ACCY UNIT      OHC             $  *
  1         65-52818-9    MODULE        OHC             $  *
  1        65C25465-15   COMPUTER       OHC             $  *
  1           6672M201    MONITOR       OHC             $  *
  1       69-37346-146    MODULE        OHC             $  *
  1           708600-2     PUMP         OHC             $  *
  1            735511B      CSD      OEM SERV           $  *
  1          755SUE2-3      ATC      OEM SERV           $  *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "A"
                                             Prepared for Frontier Airlines Inc.


APPENDIX "A" - AGREEMENT/LEASE COMPONENT LISTING CONT.



QTY   PART NUMBER   DESCRIPTION  CONDITION  OUTRIGHT PRICE EA.
---  ------------   -----------  ---------  ------------------

  1  772-5005-009      ADI          OHC         $    *
  1     803162-03    COUPLING       OHC         $    *
  1      8063-200      MEC        OEM SERV      $    *
  1    8TJ124GGM1      XMTR         OHC         $    *
  1  965-0648-005      GPWS       OEM SERV      $    *
  1     976J498-2    GENERATOR      OHC         $    *
  1      AR6460M2      SERVO        OHC         $    *
  1    D31354-433      SLIDE        OHC         $    *
  1    D31591-462      SLIDE        OHC         $    *
  1    DG1035AB03     ADAPTOR     OEM SERV      $    *
  2       G1248B1      ANNUN        OHC         $    *
  1      H321AKM1     HORIZON       OHC         $    *
  1    HG1050AD05      IRU        OEM SERV      $    *
  1       SEL0C4W    INDICATOR      OHC         $    *
  1        SRDL6D    INDICATOR      OHC         $    *
  1      SRL0C7EM    INDICATOR      OHC         $    *
  1    UA538551-2      COOLER       OHC         $    *
  1     WL101EED3    INDICATOR    OEM SERV      $    *
  1     WL201EED2    INDICATOR    OEM SERV      $    *
  1     WL202EED3    INDICATOR    OEM SERV      $    *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "B"
                                              Prepared for Frontier Airlines Inc



                                  ADDENDUM TO

                  LEASE OF AIRCRAFT TECHNICAL SPARES AGREEMENT

The following shall constitute as amendment to the Lease of Aircraft Technical Spares Agreement between the two parties. To the extent the term(s) of this addendum conflict with the term(s) of the Lease of Aircraft Technical Spares Agreement, the term(s) of this addendum shall control and the Lease of Aircraft Technical Spares Agreement is modified hereby. This addendum is effective upon approval provided by signature of both parties below.



                                  APPENDIX "B"

                       AGREEMENT/LEASE COMPONENT LISTING

Monthly Lease Rate:  2.2%


PART NUMBER        SERIAL NUMBER      DESCRIPTION      COND  OUTRIGHT PRICE / EA

10037-1000-0153    1221           INDICATOR            F/N                 *
10033-0000-02      B0557          INDICATOR            N/S                 *
G4239              137            VHF COMM             SERV                *
30-0906-105        3765           LT WINGTIP STRB LT   OHC                 *
30-0906-104        4451           RT WINGTIP STRB LT   OHC                 *
30-0906-104        4552           RT WINGTIP STRB LT   OHC                 *
2067631-5153       7107           RALT XCEIVER         OHC                 *
3605812-17         261-8050C      STARTER              OHC                 *
SRDL0C7E           579            INDICATOR            OHC                 *
622-9353-221       794            INDICATOR            OHC                 *
69-37313-78        D01371         PANEL                NEW                 *
69-37331-48        D01114         MODULE               NEW                 *
69-37321-52        D00841         MODULE               N/S                 *
65-52818-5         M00092         COMPUTER             SERV                *
G6560-03           795            AUDIO                OHC                 *
2588809-902        03770842       CONTROL PANEL        OHC                 *
27660-08           1842           REGULATOR            OHC                 *
69-37335-88        D00920         MODULE               N/S                 *
166891-01-01       0001023        FMC-CNTL DISP UNIT   SERV                *
C5C                17260          STANDBY COMPASS      SERV                *
622-1181-008       6326           VHF TRANSCEIVER      OHC                 *
18-1738-9          0463           FLAP POS XMTR        OHC                 *
CG1135AC01         674            CNTL DISPLAY UNIT    SERV                *
2041217-0416       5652           WXR R/T (TURB)       SERV                *
10037-1000-0155    717            INDICATOR            OHC                 *
622-5132-106       2606           RECEIVER XMTR        OHC                 *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement-Addendum/Appendix "B"
                                             Prepared for Frontier Airlines Inc.


PART NUMBER        SERIAL NUMBER     DESCRIPTION       COND  OUTRIGHT PRICE / EA

2013-1A               54720       BATTERY PACK ASSY    SERV                *
2012-1                29046       BATTERY CHGR ASSY    SERV                *
83000-05603           0156        MODULE               F/N                 *
42-719-02             0995        CONTROL BOX          SERV                *
39B168-1C             339         INVERTER             OHC                 *
622-2921-006          14754       DME TRANSCEIVER      OHC                 *
622-3257-001          6868        VOR/ILS/NAV RCVR     OHC                 *
30-0909-201           0794        TAIL STROBE LIGHT    OHC                 *
831SG250-20R          28888       OXY PRESS XDUCER     F/N                 *
65-44761-21           8086A       AILRN/ELEV PWR UN    OHC                 *
57186-10              145624      AC MTR DRVR PUMP     OHC                 *
5034-1                313         AUDIO SELECT  PNL    SERV                *
5039-1                150         AUDIO SELECT PNL     SERV                *
622-5135-002          1462        ANTENNA MT DRIVE     OHC                 *
622-5137-001          2141        ANT-WEATHER RADR     SERV                *
2041234-3422          3155        VHF NAV RECEIVER     SERV                *
10037-1000-0155       720         INDICATOR            OHC                 *
071-50001-8102        X20191      TCAS ANTENNA         SERV                *
69-37320-105          D02162      MODULE               NEW                 *
3214446-4             2854C       HIGH STAGE VALVE     OHC                 *
4030952-906           88072835    YAW DAMPER CPLR      OHC                 *
30-0909-201           1709RU      TAIL STROBE LIGHT    OHC                 *
706400-4              13906       VSV MOTOR            N/S                 *
HS140-3               005689      PWR LVR ANGL MTR     F/N                 *


Signed on behalf of:                     Signed on behalf of:
AIRCRAFT INSTRUMENT & RADIO CO., INC.    FRONTIER AIRLINES INC.


BY: ____________________________         BY: _____________________________
           MARTIN POTASH
            PRESIDENT                    _________________________________
                                                    Printed Name

DATE: __________________________         _________________________________
                                                       Title

                                         DATE: ___________________________

                                           Aircraft Instrument & Radio Co., Inc.
                    Aircraft Component Lease Agreement - Addendum / Appendix "C"
                                             Prepared for Frontier Airlines Inc.



                                  ADDENDUM TO
                  LEASE OF AIRCRAFT TECHNICAL SPARES AGREEMENT

 The following shall constitute as amendment to the Lease of Aircraft Technical Spares Agreement between the two parties. To the extent the term(s) of this addendum conflict with the term(s) of the Lease of Aircraft Technical Spares Agreement, the term(s) of this addendum shall control and the Lease of Aircraft Technical Spares Agreement is modified hereby. This addendum is effective upon approval provided by signature of both parties below.



                                  APPENDIX "C"

                       AGREEMENT/LEASE COMPONENT LISTING

 Monthly Lease Rate:  2.2%

PART NUMBER       SERIAL NUMBER       DESCRIPTION       COND  OUTRIGHT PRICE / EA

G2610A            186            Annun, Nav Warn        OHC              *
HG480B42          G1164          Air Data Computer      OHC              *
4019700-907       85120863       Attitude Director Ind  SERV             *
65-52817-9        D00908         AP Accessory Unit      N/S              *
4051601-938       90051303       Mode Control Panel     SERV             *
R1053M18-2        851108         Mechanical Limiter     OHC              *
65-52804-217      M01291         Audio Unit             SERV             *
980-4100 DXUS     5315           Flight Data Recorder   OHC              *
8901-274          WYG39316       Cmpt Inlet Temp Sns    SERV             *
2070484-5103      1094           Ralt Ind               OHC              *
2228401-2         011            Unit                   SERV             *
RMC1018-1         13935          Regulator Assy         N/S              *


Signed on behalf of:                     Signed on behalf of:

AIRCRAFT INSTRUMENT & RADIO CO., INC.    FRONTIER AIRLINES INC.


BY: ____________________________         BY: _____________________________
           MARTIN POTASH
            PRESIDENT                    _________________________________
                                                    Printed Name

DATE: __________________________         _________________________________
                                                      Title

                                         DATE: ___________________________

                                           Aircraft Instrument & Radio Co., Inc.
                    Aircraft Component Lease Agreement - Addendum / Appendix "D"
                                             Prepared for Frontier Airlines Inc.



                                  ADDENDUM TO
                  LEASE OF AIRCRAFT TECHNICAL SPARES AGREEMENT

 The following shall constitute as amendment to the Lease of Aircraft Technical Spares Agreement between the two parties. To the extent the term(s) of this addendum conflict with the term(s) of the Lease of Aircraft Technical Spares Agreement, the term(s) of this addendum shall control and the Lease of Aircraft Technical Spares Agreement is modified hereby. This addendum is effective upon approval provided by signature of both parties below.



                           APPENDIX "D" - REVISION 1*

                       AGREEMENT/LEASE COMPONENT LISTING

Monthly Lease Rate:  2.2%

PART NUMBER       SERIAL NUMBER    DESCRIPTION      COND   OUTRIGHT PRICE / EA

65C37030-1        NSN              Mechanism        NEW         *
65-52819-23       D01036           Computer         SERV        *
A42899-10-115     K1303A           Servo Pneu       OHC         *
                                   Altimeter
2588810-903       10801229         Channel Pitch    SERV        *
                                   Control
HG480B13          H1618            Digtl Air Data   OHC         *
                                   Computer
384300            5911             Fuel Pump        OHC         *
745608            U2MR9500571      Heater Assembly  OHC         *
383152-19-1       23986            Starter          OHC         *
383152-19-1       19897            Starter          OHC         *
NA134D2           EL3066           Selcal Decoder   OHC         *
65-44931-11       0003AL           Valve Assembly   N/S         *
522-4538-002      1146             Passenger        OHC         *
                                   address
2067635-5114      2017             Altitude         OHC         *
                                   Indicator
9550604L          DEC68-773E       Anti-Skid Valve  OHC         *
42-651-01         392              Anti-Skid Unit   OHC         *
2587335-12        5120492          Vertical Gyro    OHC         *
EA1065A2406       1904M            Transmitter      SERV        *
4034559-901       83060696         Distance         OHC         *
                                   Bearing Ind
3117L-B-2-1-P     5983             Radio Magnetic   OHC         *
                                   Inc
65-52808-7        D00046           Overhead         OHC         *
                                   Module Comp
69-37319-86       D02604           Module AC        N/S         *
2070-03-1         640              Servoed Vert     OHC         *
                                   Speed Ind
*65-51602-8       SWA104           Control          OHC         *
393080-117        M370             Total Fuel Qty   OHC         *
                                   Ind
777-1397-004      4H6052           Horizontal       OHC         *
                                   Situation Ind

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement Addendum-Appendix "D"
                                             Prepared for Frontier Airlines Inc.


PART NUMBER        SERIAL NUMBER    DESCRIPTION      COND   OUTRIGHT PRICE / EA

2588812-902        04801213         Roll Channel     OHC         *
                                    Control
10-353875-4        090304           Ignition         OHC         *
                                    Exciter
10-353875-4        089076           Ignition         OHC         *
                                    Exciter
39-353             364              Anti-Skid        OHC         *
                                    Control Valve
69-37307-112       D01739           Unit             N/S         *
56019-003          1075-06AA        Stab Trim Servo  OHC         *
56019-003          069-09AA         Stab Trim Servo  OHC         *
39-353             7989             Anti-Skid        OHC         *
                                    Control Value
40-817             0011             Anti-Skid        OHC         *
                                    Transducer
40-817             11782            Anti-Skid        NEW         *
                                    Transducer
EA1065A-2406       1906M            Water Qty        N/S         *
                                    Transmitter
EA1093A-3544       22947-66         Tank Unit        OHC         *
                                    Assembly
772-5005-005       7C2688           Attitude         OHC         *
                                    Director Ind
772-5005-005       7G2756           Attitude         OHC         *
                                    Director Ind
11611-142          121-6            Slide            OHC         *
D31355-440                                                       *
D31354-438                                                       *
21520-1            1249             Fan              OHC         *
65-52811-109       D00475           Unit Assembly    OHC         *
18-1739-2          089B             Transmitter      OHC         *
18-1738-1          0627B            Flap Postn       OHC         *
                                    Transmitter
MI585161           2219             Receiver/        SERV        *
                                    Transmitter
MI585162-2         2610             Digital          OHC         *
                                    Indicator
2041234-3401       4987             VHF Nav          NEW         *
                                    Receiver
JG865C3            Y-4/1            Electric         OHC         *
                                    Altimeter Ind
8047-20            9081             Altimeter        SERV        *
777-1493-004       4129             Single ADF       OHC         *
                                    Control
2CM9ABY7           N0456            Tach Generator   OHC         *
JG1052AC03         S-18             Altitude         OHC         *
                                    Alerter
2588810-903        9801215          Channel Pitch    SERV        *
                                    Control
69-37317-29        M00811           Mod              OHC         *
G4026                                                            *
G2584              357              Audio            SERV        *
69-37307-112       D00145           Engine & APU     OHC         *
                                    Fire Ctrl
8DJ81WAG4U         S4137            Tachometer       OHC         *
*8DJ81WAG4U        S2395            N1 Tach Ind      OHC         *
8DJ81LYV4          R4872            Tachometer Ind   OHC         *
G4804              75               NAV/DME VHF      OHC         *
                                    gray 5v.w
787-6211-003       4158             ATC Transponder  OHC         *
066-1019-23        20782            DME Transceiver  OHC         *
066-50001-1001     2215             TA/IVSI          SERV        *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement Addendum-Appendix "D"
                                             Prepared for Frontier Airlines Inc.


PART NUMBER         SERIAL NUMBER    DESCRIPTION      COND   OUTRIGHT PRICE / EA

071-01480-0017      1263             Control Panel    SERV         *
393026-047          M298             Indicator        OHC          *
8TJ50GCA3           S-0282P          Fuel Flow        OHC          *
                                     Transmitter
8TJ95GAB3           P0037            Power Supply     OHC          *
65-52805-315                                                       *
39B168-1-B          1836             Static Inverter  SERV         *
65-52810-25         D00175           Unit Assembly    OHC          *
65-73606-29         M00676           Engine           OHC          *
                                     Accessory Unit
65-52806-110        M00498           Solid State      OHC          *
                                     Module
*65-52807-26        M00712           Unit Assembly    OHC          *
65-52809-15         D00004           Unit Assembly    OHC          *
2067631-5115        5337             Radio Altimeter  OHC          *
65-52804-79         M00688           Unit             OHC          *
NA134D2             255AD00059       Selcal Decoder   OHC          *
255-5               859              Passenger        OHC          *
                                     Address Amp
522-3949-001        1738             Warning Monitor  OHC          *
2591201-922         91048010         Compass Coupler  OHC          *
777-1397-004        2L5388           Horizonal        OHC          *
                                     Situation Ind
42-651              183              U/T Assembly     SERV         *
                                     Anti-Skid
EA10934-3679        872              Tank Unit        OHC          *
                                     Assembly
MI585164-1          1293             Antenna          OHC          *
                                     Pedestal
*763810-2           GJ4053           Cabin Press      OHC          *
                                     Control
69-55179-23         M00303           Annun & Dimg     OHC          *
                                     Module




Signed on behalf of:                     Signed on behalf of:

AIRCRAFT INSTRUMENT & RADIO CO., INC.    FRONTIER AIRLINES INC.


BY: ____________________________         BY:  /s/ Samuel D. Addoms
           MARTIN POTASH                     _____________________________
            PRESIDENT
                                         _________________________________
                                                    Printed Name

DATE: __________________________         _________________________________
                                                        Title

                                         DATE: Nov. 18, 1996
                                               ___________________________

                                           Aircraft Instrument & Radio Co., Inc.
                    Aircraft Component Lease Agreement - Addendum / Appendix "E"
                                             Prepared for Frontier Airlines Inc.



                                  ADDENDUM TO
                  LEASE OF AIRCRAFT TECHNICAL SPARES AGREEMENT

 The following shall constitute as amendment to the Lease of Aircraft Technical Spares Agreement between the two parties. To the extent the term(s) of this addendum conflict with the term(s) of the Lease of Aircraft Technical Spares Agreement, the term(s) of this addendum shall control and the Lease of Aircraft Technical Spares Agreement is modified hereby. This addendum is effective upon approval provided by signature of both parties below.



                           APPENDIX "E" - REVISION 1*

                       AGREEMENT/LEASE COMPONENT LISTING

Monthly Lease Rate:  2.2%

PART NUMBER          SERIAL NUMBER       DESCRIPTION           COND  OUTRIGHT PRICE / EA

2083-08-1            896               Mach Airspeed Ind       OHC           *
2070945-4301         1007              VHF Comm                OHC           *
777-1492-004         6692              ADF Receiver            OHC           *
157771-01-01                                                                 *
15625                3888              Trip & Date Endocer     N/S           *
GM5341-6             1656              Transducer              N/S           *
711003-3             840670            Cabin Outflow Vlv As    OHC           *
711002-5             80C5489           Panel, Control PR       OHC           *
SRLOC4N              7657              Oil Pressure Ind        OHC           *
171019-13            2087              Valve                   SERV          *
65075-06             223517A           Pump Assembly           OHC           *
705-7V4              7088              Horizon Gyro            OHC           *
965-0876-030-B05-B08                                                         *
A100-80              54960             Cockpit Voice Recorder  OHC           *
93-A152-00           1664              Control                 OHC           *
2067631-0506         5295              Radio Altimeter         OHC           *
9561006-3R           MAR67-10          Skid Control Unit       OHC           *
75-0149-11                                                                   *
*45080-1             65783             Shut-Off Valve          NEW           *
*162BL901            A602              Indicator               OHC           *
102AH2AG             35689             Probe                   SERV          *
*WL113AMAJA5                                                                 *
*69-37320-104        D01413            Eng-wing tat module     OHC           *
*393026-047          M796C             Indicator               OHC           *
*65-52807-12         M00048            Flap Acc Unit           OHC           *

                                           Aircraft Instrument & Radio Co., Inc.
                        Aircraft Component Lease Agreement Addendum-Appendix "E"
                                             Prepared for Frontier Airlines Inc.


*R1053M17-2       880402  Actuator   N/S     *
*393026-047       M373C   Indicator  OHC     *




Signed on behalf of:                     Signed on behalf of:
AIRCRAFT INSTRUMENT & RADIO CO., INC.    FRONTIER AIRLINES INC.


BY: ____________________________         BY: _____________________________
           MARTIN POTASH
            PRESIDENT                    _________________________________
                                                    Printed Name

DATE: _____________________________      _________________________________
                                                       Title

                                         DATE: ___________________________